Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUNDSM

Supplement dated December 12, 2008, to the Statement of Additional Information dated December 1, 2008.

ENDEAVOR SELECT FUND

Effective immediately, the third sentence of the first paragraph of page 1 of the Statement of Additional Information referencing the non-diversified nature of the Fund, is amended as follows:

Each Fund, except the Endeavor Select Fund, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subparagraph (2), under the section entitled “Fundamental Investment Policies,” on page 2, is amended as follows to reflect the non-diversified nature of the Fund:

The Funds may not:

(2) except for the Endeavor Select Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

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